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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report     (Date of earliest event reported)   October 3, 2001
                                                     -----------------------



                        HUGO INTERNATIONAL TELECOM, INC.
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             (Exact name of Registrant as Specified in its Charter)


         DELAWARE                      000-27773                98-0226479
         --------                      ---------               ------------
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


6 Waterside Drive. Langley Business Park, Langley Slough,
Berkshire SL3 6EZ United Kingdom
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code     011-44-1753-542-828
                                                   -----------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         (a) On October 3, 2001, Hugo International Telecom, Inc. (the "Company") selected the firm of Mahoney Cohen & Company, CPA, P.C.. ("MCC") as the Company's new independent auditor. The Company simultaneously dismissed Pender Newkirk & Company, CPAs ("Pender") as its independent auditor. These actions were approved by the Board of Directors of the Company.

         Pender's report on the Company's financial statements for the fiscal year ended December 31, 2000, did not contain an adverse opinion, a disclaimer of opinion or any qualifications or modifications related to uncertainty, limitation of audit scope or application of accounting principles, except that Pender's report on the Company's financial statements for the fiscal year ended December 31, 2000 contain a modification as to the uncertainty of the Company's ability to continue as a going concern.

         During the fiscal years ended December 31, 1999 and December 31, 2000 and through the date of termination of the engagement, there were no disagreements with Pender on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure with respect to the Company's financial statements that, if not resolved to Pender's satisfaction, would have caused Pender to make reference to the subject matter of the disagreement in connection with Pender's report.

         During the fiscal years ended December 31, 1999 and December 31, 2000, and through the date of termination of the engagement, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "Commission") except as follows:

         The Company has requested that Pender furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. Such letter will be filed as an amendment to this report.

         The Company has not consulted with MCC regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the two most recent fiscal years through the present.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                HUGO INTERNATIONAL TELECOM, INC.


Date:     October 9, 2001                       By:  /s/ Michael Christmas
      -----------------------                        ---------------------------
                                                     Michael Christmas
                                                     Chief Financial Officer



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October 9, 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re: Hugo International Telecom, Inc.

Ladies and Gentlemen:

We have read the statements that we understand Hugo International Telecom, Inc. will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under
Item 4.


/s/ Pender Newkirk & Company
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Pender Newkirk & Company
Certified Public Accountants
Tampa, Florida